SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2001

                                       UP

                                  (Depositor)

   (Issuer in respect of Union Planters Mortgage Finance Corp. 2000-1, SERIES

                (Exact name of registrant as specified in charter)

Delaware                      333-35471-02                  62-0859006
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



7130 Goodlett Farms Parkway                                 38018
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (901) 580-6000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       UP
                  Union Planters Mortgage Finance Corp. 2000-1
                                 SERIES 2000-1

On January 25, 2001, The Bank of New York, as Trustee for UP, Union Planters Mortgage Finance Corp. 2000-1 SERIES 2000-1 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2000, among UP as Depositor, Union Planters, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of UP, Union Planters Mortgage Finance Corp. 2000-1 SERIES 2000-1 relating to the distribution date of January 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2001


                                       UP


                          By: /s/ Tricia O'Neill-Manella
                              ------------------------------
                          Name:   Tricia O'Neill-Manella
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2001